                                                                    Exhibit 23.1





                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors and Stockholders
MGI PHARMA, Inc.:


We consent to the use of our reports dated February 4, 2000, except as to Note 8 which is as of March 14, 2000, incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus in this Form S-3 registration statement.


                                                    /s/ KPMG LLP
Minneapolis, MN
July 24, 2000